GOLDMAN SACHS TRUST

Class A, Class C, Institutional,
Class R and Class IR Shares of the
Goldman Sachs Dynamic Allocation Fund

Supplement dated March 1, 2011 to the
Prospectus dated January 5, 2010

Effective April 1, 2011, Mehmet Bayraktar will be leaving Goldman Sachs Asset Management, L.P. and will no longer be a portfolio manager of the Fund.

Effective April 1, 2011, the second paragraph of the “Portfolio Management—Portfolio Managers” section of the summary section of the Prospectus is replaced in its entirety with the following:

Portfolio Managers: Katinka Domotorffy, CFA, Managing Director, Head of Quantitative Investment Strategies, Chief Investment Officer, has managed the Fund since 2010; William Fallon, Ph.D., Managing Director, Co-Chief Investment Officer of Quantitative Investment Strategies Group—Alpha Strategies and Head of Research, has managed the Fund since 2010; Osman Ali, CFA, Vice President, has managed the Fund since 2011.

Effective April 1, 2011, in the “Service Providers—Fund Managers” section of the Prospectus, the reference to Mehmet Bayraktar is replaced with the following:

Years
Primarily
Name and Title	Responsible	Five Year Employment History
Osman Ali, CFA Vice President, Portfolio Manager	Since 2011	Mr. Ali is a member of the research and portfolio management team within GSAM’s Quantitative Investment Strategies (QIS) group. He focuses on research and portfolio management for the Fund as well as Japanese long-only and long/short equity portfolios. In addition, his responsibilities include researching and implementing optimal portfolio construction techniques. He joined Goldman Sachs in 2003 and joined the QIS group in 2005.

This Supplement should be retained with your Prospectus for future reference.

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DYALLPMSTK 03-11